Supplement to the
Fidelity Advisor® Multi-Asset Income Fund
Class A, Class T, Class C, and Class I
March 1, 2017
Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

The following information supplements existing information found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Matthew Fruhan (co-manager) has managed the fund since April 2017.

It is expected that Mr. Morrow will retire effective as of December 31, 2017. At that time, Mr. Fruhan will assume co-manager responsibilities for Mr. Morrow’s portion of the fund.

The following information supplements the existing biographical information found in the "Fund Management" section under the heading "Portfolio Manager(s)".

Matthew Fruhan is co-manager of the fund, which he has managed since April 2017. He also manages other funds. Since joining Fidelity Investments in 1995, Mr. Fruhan has worked as a research analyst and portfolio manager.

It is expected that Mr. Morrow will retire effective as of December 31, 2017. At that time, Mr. Fruhan will assume co-manager responsibilities for Mr. Morrow’s portion of the fund.

AMAI-17-02 1.9881423.101	April 7, 2017